SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  February 28, 2002


                             HENNESSY ADVISORS, INC.
             (Exact name of registrant as specified in its charter)


        California                       333-66970              68-0176227
(State or other jurisdiction            (Commission            (IRS Employer
     of incorporation)                    File No.)          Identification No.)


750 Grant Avenue, Suite 100
Novato, California                                                 94945
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number including area code:   (415) 899-1555


          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

         On February 28, 2002, Hennessy Advisors, Inc. completed the merger of Hennessy Management Co., L.P. and Hennessy Management Company 2, L.P., of which it was the general partner. Hennessy Advisors, Inc. is the surviving entity in the merger. As a result of the merger, limited partners in the partnerships received one share of Hennessy Advisors, Inc. common stock for each $10 of capital they had invested in each partnership.

         The merger is described in Hennessy Advisors, Inc.'s Registration Statement on Form SB-2 (Registration No. 333-66970) filed with the Securities and Exchange Commission on August 6, 2001, as amended.

Item 7.  Financial Statements and Exhibits.

         Financial statements of the partnerships are included in Hennessy Advisors, Inc.'s Registration Statement on Form SB-2 and incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HENNESSY ADVISORS, INC.


March 14, 2002                         By:     /s/ Neil J. Hennessy
                                          --------------------------------------
                                               Neil J. Hennessy
                                               President









                                       3